SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 27, 2002

                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  0-31967                         06-1087672
State or Other Jurisdiction     (Commission                     (IRS Employer
    of Incorporation)           File Number)                 Identification No.)

One Canterbury Green
Stamford, Connecticut                                                 06901
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (203) 353-5500

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. - Other Events

      On August 27, 2002, Trenwick Group Ltd. ("Trenwick") the ultimate parent company of Trenwick America Corporation, issued a press release announcing that James F. Billett, Jr., Trenwick's Chairman, President and Chief Executive Officer, would be taking a leave of absence from his positions at Trenwick for health reasons. The press release also announced that W. Marston Becker, the current Vice Chairman of the Board of Directors, would assume the position of Acting Chairman and Acting Chief Executive Officer of Trenwick. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release of Trenwick Group Ltd. issued August 27, 2002.

                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By:   /s/ Stephen H. Binet
                                               ---------------------------------
                                               Stephen H. Binet
                                               President and
                                               Chief Executive Officer

Dated: August 30, 2002

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                                  EXHIBIT INDEX

Exhibit    Description of Exhibit

99.1       Press release of Trenwick Group Ltd. issued August 27, 2002.